                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2001
                                                  ------------------------------

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
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    (Exact name of registrant as specified in its charter)

    Delaware                     000-24941          06-1255882
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

               590 Madison Avenue, 21th Floor, New York, New York 10022
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          (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 521-4108
                                                    ----------------------------

Item 5.  Other Events.
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         On September  26,  2001,  Next  Generation  Technology  Holdings,  Inc.
(OTCBB:  NGTH) (the  "Company")  announced that it has entered into an agreement and plan of  merger  to merge  with  HealthyConnect.com.,  Inc.  For  additional information, reference is made to the Agreement and Plan of Merger and Amendment
No. 1 thereto which are incorporated herein by reference and are attached hereto
as  Exhibits  2.1  and  2.2,  respectively,   and  the  news  release  which  is
incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits
            ------------

            Exhibit No.                                     Exhibit
            -----------                                     -------

            2.1     Agreement and Plan of Merger dated September 18, 2001

            2.2     Amendment  No. 1 dated  September  26, 2001 to the Agreement and Plan of Merger.

            99.1    Press Release dated September 26, 2001.

                                      -2-

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                                    -----------------------------------------
                                    (Registrant)

Dated: September 28, 2001           By: /s/ Donald C. Schmitt
                                       ---------------------------------------
                                       Name:  Donald C. Schmitt
                                       Title: President/CEO

                                      -3-

                                  EXHIBIT INDEX
                                  -------------

            2.1     Agreement and Plan of Merger dated September 18, 2001

            2.2     Amendment  No. 1 dated  September  26, 2001 to the Agreement and Plan of Merger.

            99.1    Press Release dated September 26, 2001.